EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT


TNX Television Holdings, Inc.
1811 Chestnut Street
Suite 120
Philadelphia, Pennsylvania 19103


Ladies and Gentlemen:

      1. TNX Television Holdings, Inc. (the "Company") is offering up to 5,600,000 Shares of the Company's common stock, $.001 par value per share, ("Common Stock"), at U.S. $1.25 per share (the "Shares"), for an aggregate total of up to U.S. $7,000,000 (the "Offering"). The Offering shall commence on February 12, 2004 and will continue for a period of up to 30 days (which period may be extended by up to an additional 30 days) (the "Offering Period"). Pursuant to the terms of the Offering, the undersigned hereby tenders this subscription and applies for the purchase of the number of Shares set forth on the signature page hereto.

      2. The undersigned shall send: (i) an executed copy of this subscription agreement (the "Subscription Agreement") and (ii) either (a) a check in U.S. funds made payable to, "TNX Television Holdings, Inc." for the full amount of the purchase price for the Shares for which the undersigned is subscribing, to:


                  TNX Television Holdings, Inc.
                  1811 Chestnut Street, Suite 120
                  Philadelphia, Pennsylvania 19103
                  Attention: David Shevrin, Chief Financial Officer

         or

      (b) a wire transfer of immediately available U.S. funds for the full amount of the purchase price of the Shares for which the undersigned is subscribing plus all wire transfer fees to Canaccord Capital (Europe) Limited, as receiving agent:

         Bank Name:      JP Morgan Chase, New York
         Royal Bank of Canada, Toronto
         ABA Number:     _______________
         Account Name:   Canaccord Capital Europe Limited
         Account No.:    095914098539
         Reference:      [Investor's Name]


      If the purchase price is paid by wire transfer, the undersigned shall: (i) include the investor's name in the wire transfer instructions; (ii) request from the bank or other financial institution that is originating the transfer the federal wire number with respect to the subscription and retain that number for future reference; and (iii) deliver a properly completed and executed copy of this Subscription Agreement to TNX Television Holdings, Inc., 1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103, Attention: David Shevrin, Chief Financial Officer prior to initiating the wire transfer.

      As soon as possible after the Company's receipt and acceptance of this subscription and collection of the purchase price, the Company will issue one or more certificates for the Shares subscribed for by the undersigned together with a copy of this Subscription Agreement countersigned by the Company.

      3. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

            (a) The undersigned has received and carefully reviewed such information and documentation relating to the Company that the undersigned has requested, including without limitation, the Company's filings with the United States Securities and Exchange Commission (the "Commission") and the Company's Confidential Private Placement Memorandum dated as of February 12, 2004 (the "Offering Memorandum").

            (b) The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned.

            (c) The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), provided by Regulation S promulgated under the Securities Act ("Regulation S") is applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the undersigned herein.

            (d) Except as set forth herein, no representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned.

            (e) The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms.

            (f) Regulation S.

                  (i) The undersigned understands and acknowledges that: (A) the Shares acquired pursuant to this Subscription Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Shares have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Shares may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in Section 4 of this Subscription Agreement, the Company is under no obligation to register the Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

                  (ii) If the undersigned is: (A) an individual, the undersigned represents and warrants that he or she is not a U.S. person and is not acquiring the Shares for the account of any U.S. person; (B) a corporation, the undersigned represents and warrants that it is not organized or incorporated under the laws of the United States; and (C) a corporation, the undersigned represents and warrants that no director or executive officer is a national or citizen of the United States; The undersigned further represents and warrants that he, she or it is not otherwise deemed to be a U.S. Person. For purposes of this Subscription agreement, the term "U.S. Person" shall have the meaning ascribed it such term pursuant to Regulation S.

                  (iii) The undersigned, if not an individual, was not formed specifically for the purpose of acquiring the Shares purchased pursuant to this Subscription Agreement.

                  (iv) The undersigned is purchasing the Shares for its own account for investment only and has no intention of selling or distributing the Shares and no other person, including, without limitation, a U.S. Person, has any interest in or participation in the Shares or any right, option, security interest, pledge or other interest in or to the Shares. The undersigned recognizes that an investment in the Shares involves a high degree of risk, including a risk of total loss of the undersigned. The undersigned understands, acknowledges and agrees that it must bear the economic risk of its investment in the Shares for an indefinite period of time and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares and the undersigned understands, acknowledges and agrees that prior to any such offer or sale, the Company may require, subject to the fulfillment of the Company's obligations under Section 4 of this Subscription Agreement, as a condition to effecting a transfer of the Shares, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable

                  (v) The undersigned will, after the expiration of the Restricted Period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Shares only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act and, in any case, in accordance with applicable state securities laws. The undersigned covenants that neither it nor any affiliate, nor any other person or entity acting on its or their behalf, has the intention of entering, or will enter into any hedging transaction in violation of the provisions of Regulation
S. The transactions contemplated by this Subscription Agreement have neither been pre-arranged with a purchaser who is in the United States or who is a U.S. Person, nor are they part of a plan or scheme to evade the registration provisions of the United States federal securities laws.

                  (vi) The offer leading to the sale evidenced hereby was made in an "offshore transaction." For purposes of Regulation S, the undersigned understands that an "offshore transaction" as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States.

                  (vii) Neither the undersigned nor any affiliate of the undersigned or any person acting on its behalf, has made or is aware of any "directed selling efforts" in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased hereby.

                  (viii) The undersigned understands that the Company is the seller of the Shares which are the subject of this Subscription Agreement, and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. The undersigned agrees that it will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or though any affiliate, nor shall it sell, transfer, hypothecate or otherwise convey the Shares other than to a non-U.S. Person.

                  (ix) The undersigned acknowledges that the Shares will bear a legend in substantially the following form:

                           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN "OFFSHORE TRANSACTION" IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

            (g) Neither the undersigned, nor any affiliate of the undersigned or any person acting on its behalf, has recently sold shares of unregistered Common Stock of the Company.

            (h) If the undersigned is an individual, the undersigned certifies that he or she has not been designated a "suspected terrorist" as defined in Executive Order 13224. If the undersigned is a corporation, trust, partnership, limited liability company or other organization, the undersigned certifies that the undersigned has not been designated, and is not owned or controlled by, a "suspected terrorist" as defined in Executive Order 13224. The undersigned hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, the undersigned hereby represents, warrants and agrees that: (a) none of the cash or property that the undersigned will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (b) no contribution or payment by the undersigned to the Company, to the extent that they are within the undersigned's control, shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The undersigned shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the undersigned. The undersigned agrees to provide the Company any additional information regarding the undersigned that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The undersigned understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the undersigned's investment in the Company. The undersigned further understands that the Company may release confidential information about the undersigned and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth in subsection (b) above.

            (i) The undersigned understands that if the maximum amount of the Shares offered pursuant to the Offering are not subscribed for, or if certain assumptions contained in the Company's business plan prove to be incorrect, the Company may have inadequate funds to fully develop its business and may need additional financing or other capital investments to fully implement its business plan.

      4. (a) The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. In the event the Company does not accept the Offering proceeds, the Offering will not be completed and all Offering proceeds will thereafter be promptly returned to investors without interest or deduction.

            (b) Subject to applicable state securities laws, the subscription delivered to the Company by the undersigned pursuant to this Subscription Agreement is not subject to revocation by the undersigned, but may be rejected by the Company, in whole or in part, in the Company's sole discretion, in which event the purchase price and execution copy of the Subscription Agreement submitted will be returned (by mail) to the undersigned without interest or deduction within 15 business days thereafter.

      5. Registration Rights. In order to induce the undersigned to purchase the Shares, the Company agrees as follows:

                  (i) On the 90th day following the Closing Date (the "Filing Date"), the Company shall prepare and file with the Commission a "resale" registration statement (the "Registration Statement") covering the Shares for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Shares on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith).

                  (ii) If the Registration Statement is not filed on or prior to the Filing Date, the Company shall pay, as damages to the undersigned, an amount equal to 15% of the investment of the undersigned in the Shares, payable in additional shares of Common Stock valued at $1.25 per share.

      6. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. ("Mintz Levin"), our counsel, has neither conducted due diligence nor confirmed any of the information which is contained in this Subscription Agreement or any other materials distributed to the undersigned. Mintz Levin has merely prepared this Subscription Agreement to set forth the information supplied by the management of the Company, and Mintz Levin has not made any independent evaluation of the factual information which is contained herein. Accordingly, Mintz Levin makes no representation regarding the veracity of this Subscription Agreement or any other materials distributed to the undersigned.

      7. With regard to the Offering, the Company has entered into an engagement agreement with Canaccord Capital (Europe) Limited, ("Canaccord"), 27 Upper Brook Street, London, England, W1K 7QF, under which Canaccord will act as receiving agent for the Offering. Canaccord will receive from the Company a fee consisting of five percent of the gross proceeds raised in the Offering payable upon closing of the Offering, regardless of whether investors to whom Canaccord introduced the Company actually purchase Shares in the Offering.

      8. The Company has agreed to list the Shares for trading on the AIM as soon as practicable after the closing of the Offering, subject to the approval of the London Stock Exchange.

      9. The undersigned understands that the Company may, in its sole discretion, reject this subscription, in whole or in part, and/or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

      10. The Shares are subject to standard anti-dilution provisions in the event of forward or reverse stock splits or recapitalizations. For example, if the Company engages in a two for one reverse stock split, a holder of 100,000 Shares will be affected as follows:

                  Pre-Split Ownership:

                           100,000 Shares

                  Post-Split Ownership:

                           50,000 Shares

      11. The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by the undersigned.

      12. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

      13. Except as otherwise provided herein, this Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of New York applicable to contracts made and to be wholly performed therein; and (iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and their respective heirs, legal representatives, successors and permitted assigns.

      14. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

      15. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page hereto; and if to the Company, to TNX Television Holdings, Inc.,1811 Chestnut Street, Suite 120, Philadelphia, Pennsylvania 19103, Attention: President or to such other address as the Company or the undersigned shall have designated to the other by like notice.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ______ day of _________________ 2004.

Number of Shares Subscribed for ___________________________


ORGANIZATION SIGNATURE:                 INDIVIDUAL SIGNATURE:

                                        ______________________________________
Print name of Organization              Signature

By: ____________________________        ______________________________________
     Name:                              Print Name
     Title:
                                        ______________________________________
                                        Additional Signature of Joint Owner

                                        ____________________________________
                                        Print Name


         (ALL SUBSCRIBERS SHOULD PLEASE PRINT INFORMATION BELOW EXACTLY

             AS YOU WISH IT TO APPEAR IN THE RECORDS OF THE COMPANY)

_______________________________         ______________________________________
Name                                    Social Security Number of Individual
                                        or other Taxpayer I.D. Number


Address:                                Address for notices if different:


_______________________________         ______________________________________
Number and Street                       Number and Street


_______________________________         ______________________________________
City        State      Zip Code         City           State          Zip Code


Please check the box to indicate form of ownership (if applicable):
--------------------------------------------------------------------------------
TENANTS-IN-COMMON [_]  JOINT TENANTS WITH RIGHT     COMMUNITY PROPERTY [_]
(Both Parties must     OF SURVIVORSHIP [_]          (Both Parties must
sign `above)          (Both Parties must            sign above)
                       sign above)
--------------------------------------------------------------------------------

                           ACCEPTANCE OF SUBSCRIPTION

      The foregoing subscription is hereby accepted by TNX Television Holdings, Inc. this ____ day of __________________, 2004, for __________________________
Shares.


                                        TNX TELEVISION HOLDINGS, INC.


                                         By: _____________________________
                                             Name:
                                             Title: